Subsequent Events.	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
(12)       Subsequent Events.

Pursuant to an Investment Management Agreement dated August 30, 2013, the Managing Owner appointed RPM Risk & Portfolio Management Aktiebolag, a limited liability company organized under the laws of Sweden, as investment manager to the Trust.  In connection with such appointment, the Trust discontinued its offering of the Class A and Class B units of the Trust.  The Trust began offering Class C and Class D units on January 15, 2014.

The Trust expects to pay annual expenses of approximately 6.30% (for Class C units) to 11.12% (for Class D units) after taking into account estimated interest income of its average month-end assets.